September 12, 2001

                                    IPS FUNDS
                                    IPS iFund
--------------------------------------------------------------------------------

                          Supplement to the Prospectus
                             dated January 1, 2001


The Prospectus for the IPS iFund is revised as follows:


Investment Strategy
-------------------

The first paragraph on page 2 of the Prospectus under "Investment Strategy" is replaced in its entirety with the following:

     The Fund intends to accomplish its objective by investing in companies that are expected to achieve very rapid growth in sales and/or earnings per share during each of the next three years. Very rapid growth is roughly defined as long-term (i.e., three - five years) average growth rates of 15 percent or more as defined by any major financial statistical organization (e.g. FirstCall, Consensus Estimates, S&P 500, etc.). Alternatively, if a company has no meaningful growth estimates because it has recently become public, its stock may be considered if it appears the company possesses intellectual or other assets that may be leveraged into a significant competitive advantage. It is believed that for the foreseeable future the great majority of companies eligible for consideration will be in the broad field of technology, including information technology and power technology.


Buying Fund Shares
------------------
     The minimum investment amounts for Regular and IRA Accounts have been lowered to $1,000. The minimum investment chart on page 8 is replaced with the following:


                         -------------------------------------------------------
                                          Minimum Investments
                         -------------------------------------------------------

                                                     Initial      Additional
                        Regular Accounts             $1,000          $100
                        Automatic investment         $ 100           $100
                        plans (regular or IRA)
                        IRAs (Spousal, Roth,         $1,000          $100
                        all but Education IRAs)
                        Education IRAs               $ 500           N/A
                        --------------------------------------------------------





        Please retain this Supplement with your Prospectus for future reference.